                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

  Distribution Date:  March 27, 2001

  (i)         Amount of principal being paid or distributed:
              (a)  Class A-1 Notes:     (1)  $28,955,218.05
                                             ---------------
                                        (2)  $ 0.0001114    , per $1,000 original principal amount of the Notes)
                                             ---------------
              (b)  Class A-2 Notes:     (1)  $0.00
                                             ---------------
                                        (2) ($ -            , per $1,000 original principal amount of the Notes)
                                             ---------------

  (ii)        Amount of interest being paid or distributed on:
              (a)  Class A-1 Notes:     (1)  $706,793.49            6.6037500% (Based on 3-Month LIBOR)
                                             ----------------
                                        (2) ($ 0.0000027     , per $1,000 original principal amount of the Notes)
                                             ----------------
              (b)  Class A-2 Notes:     (1)  $9,687,887.50          6.7937500%  (Based on 3-Month LIBOR)
                                             ----------------
                                        (2) ($ 0.0000170     , per $1,000 original principal amount of the Notes)
                                             -----------------
              (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:  6.6600000%
                                                                                                     -------------
                   (2)  The Student Loan Rate was:   Not Applicable
                                                     --------------

  (iii)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
              (a)  Distributed:    (1)  $0.00
                                        --------
                                   (2) ($ -    , per $1,000 original principal amount of the Notes)
                                        --------
              (b)  Balance:        (1)  $ -
                                        --------
                                   (2) ($ -    , per $1,000 original principal amount of the Notes)
                                        --------

  (iv)        Pool Balance at end of related Collection Period:  $613,518,696.35
                                                               -----------------

  (v)         After giving effect to distributions on this Distribution Date:

              (a)  (1)  Outstanding principal amount of Class A-1 Notes:  $ 13,856,426.16
                                                                        -----------------
                   (2)  Class A-1 Note Pool Factor:   0.05329395
                                                   --------------
              (b)  (1)  Outstanding principal amount of Class A-2 Notes:  $570,400,000.00
                                                                          ---------------

                   (2)  Class A-2 Note Pool Factor:     1.00000000
                                                   -----------------

  (vi)        (a)  (1)  Amount of Servicing Fee for  related Collection Period:   $690,618.53
                                                                                 -------------
                   (2)   $0.8316697   , per $1,000 original principal amount of the Notes.
                        --------------
              (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):

                   (1)  Distributed:    $0.00
                                        -----
                                        $ -  , per $1,000 original principal amount of the Notes.
                                        -----
                   (2)  Balance:        $0.00
                                        -----
                                         $ - , per $1,000 original principal amount of the Notes.
                                        -----
              (c)  Amount of Administration Fee for related Collection Period:  $3,000.00
                                                                              -----------
                               $0.0036127  , per $1,000 original principal amount of the Notes
                              -------------





  (vii)       (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period: $1,038.32
                                                                                                   -------------
              (b)  Delinquent Contracts                                        # Disb.        %            $ Amount           %
                                                                               ------        ----        ------------      ------
                   30-60 Days Delinquent                                       1,547         2.01%       $ 18,670,921       3.91%
                   61-90 Days Delinquent                                         958         1.24%       $ 10,693,286       2.24%
                   91-120 Days Delinquent                                        517         0.67%       $  5,974,333       1.25%
                   More than 120 Days Delinquent                                 813         1.05%       $  9,199,628       1.92%
                   Claims Filed Awaiting Payment                                 576         0.75%       $  5,024,265       1.05%
                                                                                 ---         ----        ------------       ----
                      TOTAL                                                    4,411         5.72%       $ 49,562,433      10.37%

  (viii)      Amount in the Reserve Account:   $1,943,434.93
                                               -------------

  (ix)        Amount in the Prefunding Account:  $0.00
                                               -------------

  (x)         Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
              be distributed as a payment of principal in respect of Notes:    $0.00
                                                                             ---------

  (xi)        Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
              to be distributed as a payment of principal in respect of Notes: $0.00
                                                                              ---------

  (xii)       (a)  Cumulative TERI Claims Ration as of Distribution Date    5.70%
                                                                              ---------
              (b)  TERI Trigger Event has not occured.

                                     Page 8


